September 4, 2008

VIA EDGAR

Securities and Exchange Commission

100 F Street NE

Washington, D.C. 20549

Re:	TFLIC Series Life Account, SEC File No. 811-08878
➢	TFLIC Financial Freedom Builder, Registration No. 333-38343
➢	TFLIC Freedom Elite Builder, Registration No. 333-61654
➢	TFLIC Freedom Wealth Protector, Registration No. 033-86696
➢	TFLIC Freedom Elite Builder II, Registration No. 333-113442

Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Financial Life Insurance Company (the “Company”) on behalf of the Registrant, recently sent (or will send) to its policyholders the semi-annual report dated June 30, 2008, for the underlying management investment company listed below (the “Fund”). This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act:

SEMI-ANNUAL REPORT FILING:

Access One Trust, SEC File No. 811-21634

Some of the funds included in the Fund Company’s semi-annual report filing may not be available under every Policy offered by the Registrant.

The Company understands that the Fund has filed, or will file, their semi-annual report with the Commission under the separate cover, pursuant to Rule 30d-1.

To the extent necessary, the filing is incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Gayle Morden at (727) 299-1747.

Sincerely,

/s/ Arthur D. Woods

Arthur D. Woods

Vice President & Counsel

cc:	Priscilla Hechler

Gayle A. Morden